Long term debt	12 Months Ended
Dec. 31, 2013
Debt Disclosure [Abstract]
Debt Disclosure [Text Block]
11.	Long term debt:

Pursuant to the Collaboration Agreements with Merck (note 15), Merck granted the Company an interest-bearing credit facility of up to $100,000, secured by a first priority interest to the Company’s patents and all associated proceeds. This credit facility could be accessed in amounts of up to $25,000 annually, subject to certain minimums, from January 1, 2010 to December 31, 2013, with each advance to be fully repaid on December 31st, six years after the year in which the Company provides Merck written notice to extend the credit under the credit facility. Interest accrues at LIBOR, which resets annually, plus 8% per annum and is payable at the end of each calendar quarter. The Company borrowed $25,000 under this facility during the year ended December 31, 2012 and $25,000 during the year ended December 31, 2010.

On September 25, 2012, Merck gave notice to the Company of its termination of the Collaboration Agreements (note 15). As a result of the notice of termination, Merck does not have an obligation to make further advances under the credit facility. Terms of the existing advances made under the credit facility remain the same as prior to the notice of termination of the Collaboration Agreements.

On December 10, 2012, the Company reached an agreement with Merck to settle its debt obligation. Under the terms of the settlement agreement (the “Debt Settlement Agreement”), the Company will pay Merck $20,000 on or before March 31, 2013 to settle its outstanding debt of $50,000 plus accrued interest of $2,164. The settlement between the Company and Merck will terminate the credit facility and, upon payment of the $20,000 settlement amount, will release and discharge the collateral security taken in respect of the advances under the line of credit. Interest also ceased to accrue from the effective date of the settlement agreement. On December 31, 2012, the settlement agreement was amended, which allowed the Company to pay $7,000 of the $20,000 settlement amount to Merck, settling $17,500 of the original outstanding debt obligation of $50,000 and $718 of accrued interest. The Company recorded a gain on debt settlement of $11,218 for the year ended December 31, 2012.

On February 28, 2013, the Debt Settlement Agreement dated December 10, 2012, and amended on December 31, 2012, between the Company and Merck, was further amended allowing the Company to pay the balance of the debt settlement amount prior to March 31, 2013. On March 1, 2013, the Company paid the remaining $13,000 of the $20,000 agreed-upon debt settlement payment, extinguishing all outstanding debt obligations to Merck. The Company recorded a gain on debt settlement of $20,834 for the year ended December 31, 2013. With this final payment, all outstanding debt obligations are extinguished and Merck has released and discharged the collateral security taken in respect of the advances under the line of credit.